                                                                   EXHIBIT 10.34


                         CAPITAL CONTRIBUTION AGREEMENT

         This Capital Contribution Agreement (the "Agreement") is executed by the following three parties on August 30, 2000 in Liaoning:

(1) CHINA MOBILE COMMUNICATIONS CORPORATION, a wholly state-owned limited liability company duly established and in valid existence under the laws of the People's Republic of China ("PRC"), with its legal address at 53 A, Xibianmen Nei Da Jie, Xuanwu District, Beijing, PRC ("China Mobile Group");

(2) LIAONING COMMUNICATION SERVICE COMPANY LIMITED, a limited liability company duly established and in valid existence under the laws of PRC, with its legal address at 128, Shi Xi Wei Lu, Shenhe District, Shenyang, PRC (the "Service Company"); and

(3) LIAONING MOBILE COMMUNICATION COMPANY LIMITED, a limited liability company duly established and in valid existence under the laws of PRC, with its legal address at 128, Shi Xi Wei Lu, Shenhe District, Shenyang, PRC ("Liaoning Mobile").

WHEREAS:

1. China Mobile Group and the Service Company have jointly established Liaoning Mobile, and hold 80% and 20% of its equity interest, respectively;

2. Pursuant to the "Notice of Guidance Opinions on Establishing China Mobile Group" (Xin Bu Zheng [1999]No. 360) issued by the Ministry of Information Industry, the communication businesses and related assets in Liaoning shall be transferred to and managed by China Mobile Group;

3. China Mobile Group has decided to inject and contribute the communication businesses and related assets in Liaoning to Liaoning Mobile;

4. The Board of Liaoning Mobile agrees by resolution to China Mobile Group's injection and contribution of the communication businesses and related assets in Liaoning to Liaoning Mobile Company;

         THEREFORE, the three Parties, namely China Mobile Group, the Service Company and Liaoning Mobile, have reached the following agreement:

                             ARTICLE ONE DEFINITIONS

1.1 Unless the context indicates otherwise, the following terms shall have the meanings as defined below:





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         "ASSET APPRAISAL REPORT" shall mean the asset appraisal report, with the Base Date being June 30, 2000, prepared by Zhongzi Asset Appraisal Company Limited and approved by the Ministry of Finance with regard to the assets and liabilities of communication businesses of Liaoning Mobile (see Appendix A of the Agreement).

         "RELATED INTERESTS AND ASSETS" shall mean all rights, interests and assets included in the Asset Appraisal Report and the contracts, agreements, certificates, business operation data, files and documents in connection with such rights, interests and assets, as well as any profits and benefits from such rights, interest and assets accrued thereon after June 30, 2000.

         "RELATED LIABILITIES" shall mean all liabilities set out in the Liability List in Appendix A of the Agreement and the contracts, agreements, certificates, business operation data, files and documents in connection with such liabilities.

         "RELATED PERSONNEL" shall mean 3,440 employees engaged in mobile communication services and employed by the Liaoning Mobile Communication Company (the predecessor of the Service Company).

         "RELATED SERVICES" shall mean the mobile communication businesses operated by the Liaoning Mobile Communication Company (the predecessor of the Service Company) in Liaoning and all the telecommunication operating licenses, spectrum use permits, telecommunication networks number resources use approvals, mobile communication base station licenses and all other related authorizations held by it.

         "EFFECTIVE DATE" shall mean the date when the Agreement is executed.

1.2 Unless the Agreement specifies otherwise, the articles and schedules mentioned herein shall mean the articles and schedules of the Agreement. All schedules constitute an integral part of the Agreement.

                  ARTICLE TWO INJECTION OF ASSETS AND SERVICES

2.1 China Mobile Group shall, on the Effective Date, inject all the Related Interests and Asset, the Related Liabilities and the Related Services into Liaoning Mobile.

2.2 Upon the Effective Date, Liaoning Mobile shall beneficially own the Related Interest and Assets and the Related Services, clear and free of any encumbrance, pledge or any other third-party interests, and shall assume the Related Liabilities.

2.3 Pursuant to the Asset Appraisal Report, the total value of such Related Interests and Asset, the Related Liabilities and the Related Services is RMB5,130,126,700.





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

2.4 The Base Date of the Asset Appraisal Report is June 30, 2000. During the period from the Base Date to the Effective Date, Liaoning Mobile shall enjoy and assume any and all assets, interests, rights and liabilities arising from the Related Interests and Assets, the Related Liabilities and Related Services.

2.5 The Service Company should notify the other party to any relevant contract regarding the transfer of the Related Interest and Asset, the Related Liabilities and the Related Businesses, and obtain such party's consent to such transfer.

      ARTICLE THREE EQUITY INTERESTS OF PARTIES AFTER CAPITAL CONTRIBUTION

3.1 After the capital contribution, China Mobile Group and the Service Company will own 99.961% and 0.039% of the equity interests, respectively, in Liaoning Mobile.

                         ARTICLE FOUR RELATED PERSONNEL

4.1 From the Effective Date, the Related Personnel shall be employed by Liaoning Mobile.

            ARTICLE FIVE REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

5.1 Each Party hereto warrants that it has all requisite authority, power and ability to execute and perform the Agreement. The Agreement, upon execution, will constitute legal, valid and binding obligations of each of China Mobile Group, the Service Company and Liaoning Mobile.

5.2 Each of China Mobile Group and the Service Company hereby represents and warrants to Liaoning Mobile that, as of the Effective Date, Liaoning Mobile will own the Related Interests and Assets and the Related Services, clear and free of any encumbrance, pledge or any other third-party interests, and will assume the Related Liabilities.

                       ARTICLE SIX SETTLEMENT OF DISPUTES

6.1 Any dispute arising from or in connection with the interpretation or performance of this Agreement shall be settled by the Parties through friendly negotiations conducted among representatives appointed by the Parties for this purpose. In the case that no resolution is reached through consultations within 90 days after the occurrence of any dispute, any Party may bring an action to a competent people's court for its judgment.

                              ARTICLE SEVEN NOTICES

7.1 Any notice to be given under the Agreement shall be made in writing and sent by mail, telex, telegraph or facsimile to the other Party's address set out in the front page of the Agreement or to any other address as such Party may designate in writing from time to time.

7.2 Any notice shall be deemed to have been received at the time as follows:

         if delivered in person, at the time of delivery;

         if delivered by mail, on the date of the receipt;

         if delivered by telex, at the time of taking back the receipt;

         if transmitted by facsimile, upon delivery.

                           ARTICLE EIGHT GOVERNING LAW

8.1 The Agreement shall be governed by and interpreted in accordance with the laws of the PRC.


                              ARTICLE NINE LANGUAGE

9.1      The Agreement is executed in Chinese.

                           ARTICLE TEN EFFECTIVE DATE

10.1 The Agreement shall come into effect upon the date when it is executed by the authorized representatives of the Parties.


PARTY A: CHINA MOBILE COMMUNICATIONS CORPORATION


By:        s/ Xue Taohai
   ---------------------------------
      Authorized representative


PARTY B: LIAONING COMMUNICATION SERVICE COMPANY LIMITED

By:        s/ Gong Xianbin
   ----------------------------------
      Authorized representative



PARTY C: LIAONING MOBILE COMMUNICATION COMPANY LIMITED

By:        s/ Zhang Xuehong
   ----------------------------------
      Authorized representative

APPENDIX A

                          MINISTRY OF FINANCE DOCUMENT

                              Cai Qi [2000] No. 269

             ------------------------------------------------------

    LETTER REGARDING OPINIONS ON VERIFICATION OF ASSET APPRAISAL OF INCREASE
  OF CAPITAL IN MOBILE COMMUNICATION COMPANIES LIMITED IN BEIJING AND OTHER SIX MUNICIPALITIES, PROVINCES AND AUTONOMOUS REGION AND OF CAPITAL CONTRIBUTION
           IN CHINA MOBILE (HONG KONG) LIMITED BY CHINA MOBILE GROUP

Ministry of Information Industry,

         We are in receipt from your Ministry of the "Application for Confirmation of Asset Appraisal Results of Increase of Capital in Mobile Communications Companies Limited in Beijing and Other Six Municipalities, Provinces and Autonomous Region and of Capital Contribution in China Mobile (Hong Kong) Limited by China Mobile Group" (Xin Bu Qing [2000] No. 780) and the Asset Appraisal Reports (Zhong Zi Ping Bao Zi [2000] No. 004-017, 14 such reports in all) prepared by Zhongzi Asset Appraisal Company Limited. We hereby reply as follows:

1. In connection with China Mobile Group's intention to increase its investment in the Mobile Communications Companies Limited of seven provinces/autonomous region/municipalities, including Beijing, Tianjin, Shanghai, Shandong, Hebei, Liaoning and Guangxi, and to inject all of its increased interests in the above Mobile Communications Companies Limited in such seven provinces/autonomous region/municipalities into China Mobile (Hong Kong) Limited, we have found, following our verification, that the project proposal regarding asset appraisal of the above increase of investment in domestic companies and overseas investment by China Mobile Group has been approved, that Zhongzi Asset Appraisal Company Limited, the appraisal institution undertaking asset appraisal in this project, possesses the asset appraisal credentials duly granted by the Ministry of Finance, and that the relevant appraisal personnel signing all the asset appraisal reports are certified for asset appraisal.

2. The replacement cost method has been adopted as the major method of such appraisals.

3. The base date of such appraisals is June 30, 2000. The appraisal results in the appraisal reports are valid only in respect of the assets appraised in this project, the increase of investment by China Mobile Group in the Mobile Communications Companies Limited in the above seven provinces/autonomous region/cities, and the injection by China Mobile Group injects of its entire interests of the above Mobile Communications Companies

         Limited into China Mobile (Hong Kong) following such increase of investment. Such result shall become invalid as of June 30, 2001.

4. Users of such appraisal reports shall focus their attention on the special items disclosed therein, the items adjusted as of the base date and the legal validity of the appraisal reports.

5. Legal liabilities of such appraisal reports shall be borne by the appraisal institution engaged to undertake such appraisals and the registered asset appraisers signing such appraisal reports, and shall not be borne by the appraisal administrative department by virtue of this verification.

         EXHIBITS:

         1. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding the proposed increase of capital in Beijing Mobile Communication Company Limited by China Mobile Group.

         2. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding the proposed increase of capital in Tianjin Mobile Communication Company Limited by China Mobile Group.

         3. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding the proposed increase of capital in Shanghai Mobile Communication Company Limited by China Mobile Group.

         4. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding the proposed increase of capital in Shandong Mobile Communication Company Limited by China Mobile Group.

         5. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding the proposed increase of capital in Hebei Mobile Communication Company Limited by China Mobile Group.

         6. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding the proposed increase of capital in Liaoning Mobile Communication Company Limited by China Mobile Group.

         7. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding the proposed increase of capital in Guangxi Mobile Communication Company Limited by China Mobile Group.

         8. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding injection by China

                  Mobile Group of the assets of Beijing Mobile Communication Company Limited into China Mobile (Hong Kong) Limited.

         9. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding injection by China Mobile Group of the assets of Tianjin Mobile Communication Company Limited into China Mobile (Hong Kong) Limited.

         10. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding injection by China Mobile Group of the assets of Shanghai Mobile Communication Company Limited into China Mobile (Hong Kong) Limited.

         11. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding injection by China Mobile Group of the assets of Shandong Mobile Communication Company Limited into China Mobile (Hong Kong) Limited.

         12. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding injection by China Mobile Group of the assets of Hebei Mobile Communication Company Limited into China Mobile (Hong Kong) Limited.

         13. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding injection by China Mobile Group of the assets of Liaoning Mobile Communication Company Limited into China Mobile (Hong Kong) Limited.

         14. Summary statement of the asset appraisal results issued by Zhongzi Asset Appraisal Company Limited regarding injection by China Mobile Group of the assets of Guangxi Mobile Communication Company Limited into China Mobile (Hong Kong) Limited.

                                 August 28, 2000

                   (official seal of the Ministry of Finance)

Key Terms: Assets, Appraisal, Verification, Opinion, Letter

Copy to: China Mobile Group, China Mobile (Hong Kong) Limited

EXHIBIT 6

                SUMMARY STATEMENT OF THE ASSETS APPRAISAL RESULTS
               ISSUED BY ZHONGZI ASSETS APPRAISAL COMPANY LIMITED
  REGARDING THE PROPOSED INCREASE OF CAPITAL IN LIAONING MOBILE COMMUNICATIONS
                     COMPANY LIMITED BY CHINA MOBILE GROUP

Appraisal base date: June 30, 2000                          in RMB Ten Thousands

                                              Book Value                                      Increase/
                                                 After        Appraisal       Increase/       Decrease
          Item                 Book Value     Adjustment         Value         Decrease        Rate(%)
          ----                 ----------     ----------       ---------       ---------      ----------
Current assets                183,433.14      184,518.04      186,119.38        1,601.34            0.87

Fixed assets                  866,167.39      861,971.72      880,503.33       18,531.61            2.15

Including:
     Construction in           36,073.62       36,188.91       34,731.58       -1,457.33           -4.03
     progress

     Buildings                 69,122.49       64,811.54       68,985.40        4,173.86            6.44

     Machinery                759,305.28      759,305.28      776,786.26       17,480.98            2.30

Intangible assets              12,254.46       16,583.24       34,027.73       17,444.49          105.19

Including:
       Land use rights          1,110.70        5,439.49       23,109.77       17,670.28          324.85

    Total assets            1,061,854.99    1,063,073.00    1,100,650.44       37,577.44            3.53

Current liabilities           325,861.08      327,061.26      327,061.26            0.00            0.00

Long-term liabilities         260,576.51      260,576.51      260,576.51            0.00            0.00

    Total liabilities         586,437.59      587,637.77      587,637.77            0.00            0.00

    Net assets                475,417.40      475,435.23      513,012.67       37,577.44            7.90
